UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

MEDTOX SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 1, 2005, MEDTOX Scientific, Inc., MEDTOX Diagnostics, Inc. and MEDTOX Laboratories, Inc. (the Company) entered into a credit agreement (the Wells Fargo Credit Agreement) with Wells Fargo Bank, National Association, (the Bank) which replaces the existing Amended and Restated Credit and Security Agreement with Wells Fargo Business Credit, Inc.

The Wells Fargo Credit Agreement consists of:

(i)

a revolving line of credit (Line of Credit) of up to $8.0 million bearing interest at either a fluctuating rate of 0.5% below the Bank’s prime rate or at a fixed rate of 1.9% above LIBOR, as defined and calculated by the Bank, in effect on the first day of the applicable fixed rate term; and

(ii)

a note or notes aggregating up to $2.0 million (loan limit) for the purchase of capital equipment bearing interest at either a rate of 0.25% below the Bank’s prime rate or at a fixed rate for a period of one, two, three or four years at a rate of 2.25% in excess of the then current yield on U.S. Treasury Securities, adjusted to a constant maturity equal to such fixed rate period.

LIBOR is defined, for purposes of the Line of Credit, as the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) determined by dividing Base LIBOR by a percentage equal to 100% less any LIBOR Reserve Percentage.

o

Base LIBOR is defined as the rate per annum for United States dollar deposits quoted by the Bank as the Inter-Bank Market Offered Rate which rate may be based upon such offers or other market indicators of the Inter-Bank Market as the Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

o

LIBOR Reserve Percentage is defined as the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for “Eurocurrency Liabilities” (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by the Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

Subject to certain conditions, the Wells Fargo Credit Agreement provides for advances to the Company of up to the total amount available under the Line of Credit from time to time until November 1, 2007. Interest shall be payable monthly and the principal balance of any such advances is due and payable on November 1, 2007. Advances may be prepaid, subject in certain cases to a prepayment fee, depending upon the selection of the interest rate option.

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Subject to certain conditions, including the payment of certain letter of credit fees, the Wells Fargo Credit Agreement also provides for the issuance of letters of credit which, if drawn upon, would be deemed advances under the Line of Credit.

The Company is required to pay a fee equal to 0.125% per annum on the average daily unused amount of the Line of Credit.

The Company has granted the Bank a first priority security interest in all of the Company’s accounts receivable, other rights to payment, general intangibles, inventory and equipment to secure all indebtedness of the Company to the Bank.

Extensions of credit under the Wells Fargo Credit Agreement are subject to certain conditions; the Wells Fargo Agreement also requires the Company to comply with certain monthly financial covenants, including a minimum current ratio, a minimum level of tangible net worth and a maximum level for total liabilities to tangible net worth. It also sets a minimum annual debt service coverage ratio.

On December 1, 2005, the Company entered into a Term Note with the Bank which was used to repay existing capital expenditure advances made in 2002 and 2005 under the Amended and Restated Credit and Security Agreement with Wells Fargo Business Credit, Inc. The December 1, 2005, Term Note was made pursuant to and subject to the terms and conditions of the Wells Fargo Credit Agreement under the $2.0 million loan limit. The Term Note was for $341,403, payable in monthly installments over 3 years bearing interest at a rate of 0.25% below the Bank’s prime rate. The Term Note is secured by the equipment purchased with the proceeds from the 2002 and 2005 capital expenditure advances.

Item 1.02. Termination of a Material Definitive Agreement

On December 1, 2005, MEDTOX Scientific, Inc., MEDTOX Laboratories, Inc., MEDTOX Diagnostics, Inc. and Consolidated Medical Services, Inc. (the Company) terminated its Amended and Restated Credit and Security Agreement with Wells Fargo Business Credit, Inc. dated as of June 27, 2005.

The Amended and Restated Credit Agreement consisted of:

(i)	a revolving line of credit, payable on demand, of not more than $8.0 million or 85% of the Company’s eligible trade accounts receivable bearing interest at prime + 1%; and

(ii)	a note of up to $1.5 million for the purchase of capital equipment bearing interest at prime + 0.75%.

The Company did not incur any penalties associated with termination of the Amended and Restated Credit and Security Agreement. The Amended and Restated Credit and Security Agreement was replaced with the Wells Fargo Credit Agreement dated as of December 1, 2005.

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Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	CREDIT AGREEMENT BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("BORROWER") AND WELLS FARGO BANK ("BANK") DATED DECEMBER 1, 2005
10.2	REVOLVING LINE OF CREDIT NOTE BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("BORROWER") AND WELLS FARGO BANK ("BANK") DATED DECEMBER 1, 2005
10.3	SECURITY AGREEMENT: EQUIPMENT BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("DEBTOR") AND WELLS FARGO BANK ("BANK") DATED DECEMBER 1, 2005
10.4

CONTINUING SECURITY AGREEMENT: RIGHTS TO PAYMENT AND INVENTORY BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("DEBTOR") AND WELLS FARGO BANK (“BANK”) DATED DECEMBER 1, 2005

10.5	TERM NOTE BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("BORROWER") AND WELLS FARGO BANK ("BANK") DATED DECEMBER 1, 2005
10.6	AGREEMENT AND ACKNOWLEDGMENT OF SECURITY INTEREST BETWEEN WELLS FARGO BANK ("BANK"), MEDTOX DIAGNOSTICS, INC. ("DEBTOR") AND POWELL ENTERPRISES, INC. ("LANDLORD") DATED DECEMBER 1, 2005
10.7	AGREEMENT AND ACKNOWLEDGMENT OF SECURITY INTEREST BETWEEN WELLS FARGO BANK ("BANK"), MEDTOX SCIENTIFIC, INC. ("DEBTOR") AND NEW BRIGHTON BUSINESS CENTER, LLC ("LANDLORD") DATED DECEMBER 1, 2005.

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SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: December 6, 2005	By: /s/ Richard J. Braun
Name: Richard J. Braun
Title: Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	CREDIT AGREEMENT BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("BORROWER") AND WELLS FARGO BANK ("BANK") DATED DECEMBER 1, 2005
10.2	REVOLVING LINE OF CREDIT NOTE BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("BORROWER") AND WELLS FARGO BANK ("BANK") DATED DECEMBER 1, 2005
10.3	SECURITY AGREEMENT: EQUIPMENT BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("DEBTOR") AND WELLS FARGO BANK ("BANK") DATED DECEMBER 1, 2005
10.4

CONTINUING SECURITY AGREEMENT: RIGHTS TO PAYMENT AND INVENTORY BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("DEBTOR") AND WELLS FARGO BANK (“BANK”) DATED DECEMBER 1, 2005

10.5	TERM NOTE BETWEEN MEDTOX SCIENTIFIC, INC., MEDTOX DIAGNOSTICS, INC., AND MEDTOX LABORATORIES, INC. ("BORROWER") AND WELLS FARGO BANK ("BANK") DATED DECEMBER 1, 2005
10.6	AGREEMENT AND ACKNOWLEDGMENT OF SECURITY INTEREST BETWEEN WELLS FARGO BANK ("BANK"), MEDTOX DIAGNOSTICS, INC. ("DEBTOR") AND POWELL ENTERPRISES, INC. ("LANDLORD") DATED DECEMBER 1, 2005
10.7	AGREEMENT AND ACKNOWLEDGMENT OF SECURITY INTEREST BETWEEN WELLS FARGO BANK ("BANK"), MEDTOX SCIENTIFIC, INC. ("DEBTOR") AND NEW BRIGHTON BUSINESS CENTER, LLC ("LANDLORD") DATED DECEMBER 1, 2005.

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